SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):March 24, 1999

                   Residential Asset Securities Corporation
            (Exact name of registrant as specified in its charter)

      DELAWARE                   333-30789                  51-0362653
   (State or other       (Commission file number)        (I.R.S. employer
   jurisdiction of                                     identification no.)
   incorporation)


8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437 (Address of principal executive offices) (Zip code) Registrant's telephone number, including area code: (612) 832-7000
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        (Former name or former address, if changed since last report)

                       Exhibit Index located on page 4.





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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.     Other Events.

            The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1998, and for each of the periods ended September 30, 1998 and September 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Securities and Exchange Commission on November 13, 1998), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-30789) of the Registrant (the "Prospectus"); and
(iii)  the  Prospectus   Supplement  for  Home  Equity   Mortgage   Asset-Backed
Pass-Through Certificates, Series 1999-KS1, and shall be deemed to be a part hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

            23. Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 29, 1998 on the audit of the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.


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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET SECURITIES
                                    CORPORATION
                                    By:    /s/ Timothy A. Kruse
                                    Name: Timothy A. Kruse
                                    Title: Vice President

Dated:  March 24, 1999







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SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET SECURITIES
                                    CORPORATION
                                    By:
                                    Name: Timothy A. Kruse
                                    Title: Vice President

Dated:  March 24, 1999


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                                  Exhibit 23

                   Consent of Independent Auditors of Ambac

                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:


            We consent to the incorporation by reference in the registration statement (No. 333-30789) of Residential Assets Securities Corporation (the
"Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated March 24, 1999, of our report dated January 29, 1998 on the consolidated financial statements of Ambac Assurance Corporation as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31, 1997 which report appears in the Form 10- K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 31, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                    /s/ KPMG LLP


New York, New York
March 24, 1999


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